                                                                     EXHIBIT 3.1


T.D.
--------                       The Commonwealth of Massachusetts
Examiner
                        OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                                MICHAEL J. CONNOLLY, Secretary
                        ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                   ARTICLES OF ORGANIZATION
                                     (Under G.L. Ch. 156B)

                                           ARTICLE I

                                The name of the corporation is:


                                   Photoelectron Corporation

                                          ARTICLE II

                         The purpose of the corporation is to engage
                             in the following business activities:

                Research and development of multi-electron beam lithography technology, development of the applications and products for and from that technology and any other business, operation or activity which may be lawfully carried on by a corporation organized under the provisions of the Business Corporation Law of the Commonwealth of Massachusetts.
[INITIALS
 APPEAR
  HERE]
--------
Name
Approved








  C  [_]
  P  [x]
  M  [_]
 R.A.[_]


          Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch.
    6     Additions to more than one article may be continued on a single sheet
----- so long as each article requiring each such addition is clearly indicated.

                                  ARTICLE III

The type and classes of stock and the total number of shares and par value, if any, of each type and class of stock which the corporation is authorized to issue is as follows;

   WITHOUT PAR VALUE STOCKS                            WITH PAR VALUE STOCKS

----------------------------------   -------------------------------------------
     TYPE         NUMBER OF SHARES        TYPE       NUMBER OF SHARES  PAR VALUE
----------------------------------   -------------------------------------------
 COMMON:                                COMMON:
                   NONE                                   300,000       $.01
----------------------------------   -------------------------------------------
 PREFERRED:                             PREFERRED:
                   NONE                                   NONE
----------------------------------   -------------------------------------------

                                  ARTICLE IV

If more than one type, class or series is authorized, a description of each with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each type and class thereof and any series now established.

          NONE


                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock or any class are as follows:

          NONE




                                  ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation or of its directors or stockholders, or of any class of stockholders; (if there are no provisions state "None".)

     See Continuation sheets 6A and 6B

Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                             Continuation Sheet 6A
                             ---------------------

     (a) The corporation may be a partner in any business enterprise which the corporation has power to conduct by itself.

     (b) Meetings of stockholders may be held anywhere in the United States as shall be determined from time to time by the directors or as shall be stated in the call of the meeting.

     (c) The By-laws may provide that the directors may make, amend or repeal the By-laws, in whole or in part, except with respect to any provision thereof which by law, by the Articles of Organization or by the By-laws requires action by the stockholders.

     (d) The By-laws may provide for the indemnification, to the extent legally permissible, of directors, officers, employees or other agents of the corporation, and persons who serve at the corporation's request as directors, officers, employees or other agents of another organization of which the corporation is a stockholder, in which the corporation otherwise holds an ownership interest or of which the corporation is a creditor.

     (e) The requisite vote to effect an amendment of the Articles of Organization shall be a majority of each class of stock outstanding and entitled to vote thereon, at a meeting duly called for the purpose; provided, only, that any provision added to or changes made in the Articles of Organization by such amendment could have been included in, and any provision deleted thereby could have been omitted from, original articles of organization filed at the time of such meeting.

     (f) The requisite vote for the approval by the corporation of any agreement of consolidation or merger with any other corporation or corporations shall be a majority of each class of stock of the corporation outstanding and entitled to vote thereon.

     (g) The By-laws may provide that the corporation may enter into contracts and otherwise transact business as a vendor, purchaser, partner, joint venturer or otherwise with any director, officer, or stockholder of the corporation, and with any corporation, joint stock company, business trust,

                             Continuation Sheet 6B
                             ---------------------

partnership or other entity in which any director, officer or stockholder of this corporation is or may be or become a director, officer, stockholder, joint venturer, partner, trustee or beneficiary, or in which he may otherwise be or become a party or may have an interest, pecuniary or otherwise; and that no such contract or transaction shall, in the absence of fraud, be affected, invalidated or avoided, and no such director, officer or stockholder shall be held liable to account to the corporation or to any creditor or stockholder of the corporation for any profit or benefit realized by such person through any such contract or transaction, by reason of such adverse interest or by reason or any fiduciary relationship[ of such director, officer or stockholder to the corporation arising out of such office or stock ownership.

     (h) No director of this corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director notwithstanding any statutory provision or other law imposing such liability, provided, however, that nothing in this clause (h) shall eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 61 or 62 or successor provisions of Chapter 156B of the Massachusetts General Laws or (iv) for any transaction from which the director derived an improper personal benefit. The foregoing provisions of this clause (h) shall not eliminate the liability of a director for any act or omission occurring prior to the date this clause (h) becomes effective. No amendment to or repeal of this clause (h) shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                  ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

The information contained in ARTICLE VIII is NOT a PERMANENT part of the Articles of Organization and may be changed ONLY by filing the appropriate form provided therefor.

                                 ARTICLE VIII

a. The post office address of the corporation IN MASSACHUSETTS is:

                               101 First Avenue
                                 P.O. Box 9046
                            Waltham, MA 02254-9046

b. The name, residence and post office address (if different) of the directors and officers of the corporation are as follows:

                NAME                RESIDENCE              POST OFFICE ADDRESS
President:   Peter M. Nomikos         90 Eaton Square        105/9 Bishopsgate
                                      London SWIW 9AG        London EC2M 3UQ, England
                                      England
Treasurer:   Peter M. Nomikos         90 Eaton Square        105/9 Bishopsgate
                                      London SWIW 9AG        London EC2M 3UQ, England
                                      England
Clerk:       Paul F. Ferrari          62 Burley Street       101 First Ave, P.O. Box 9046
                                      Danvers, MA 01923      Waltham, MA 02254-9046
Directors:   George N. Hatsopoulos    233 Tower Road         101 First Ave, P.O. Box 9046
                                      Lincoln, MA 01773      Waltham, MA 02254-9046
             Peter M. Nomikos         90 Eaton Square        105/9 Bishopsgate
                                      London SWIW 9AG        London EC2M 3UQ, England
                                      England
             Roger D. Wellington      25 Hillside Road       87 Forbes Boulevard
                                      Cumberland, RI 02864   Mansfield, MA 02048

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: December

d. The name and BUSINESS address of the RESIDENT AGENT of the corporation, if any, is: NONE


                                  ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above, have been duly elected.

IN WITNESS WHEREOF and under the pains and penalties of perjury, I/WE, whose signature(s) appear below as incorporator(s) and whose names and business or residential address(es) ARE CLEARLY TYPED OR PRINTED beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this 30th day of December, 1988

       /s/ Shella Lieberman
--------------------------------------------------------------------------------

           Shella Lieberman
--------------------------------------------------------------------------------
           101 First Avenue
           P.O. Box 9046
--------------------------------------------------------------------------------
           Waltham, MA  02254-9046

NOTE: If an already-existing corporation is acting as incorporator, type in the exact name of the corporation, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said corporation and the title he/she holds or other authority by which each action is taken.

     RECEIVED

    JAN 4-1989

 SECRETARY OF STATE
CORPORATION DIVISION
                       THE COMMONWEALTH OF MASSACHUSETTS


                           ARTICLES OF ORGANIZATION

                    GENERAL LAWS, CHAPTER 156B, SECTION 12

                  ==========================================

                      I hereby certify that, upon an examination
                  of these articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $300 having been paid, said articles are deemed to have been filed with me this 4th day of January 1989.

                   Effective date

                               /s/ Michael J. Connolly
                                   MICHAEL J. CONNOLLY
                                   Secretary of State

                   FILING FEE: 1/20 of 1% of the total amount of
                    the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $150 General Laws, Chapter 156B. Shares of stock with a par value less than one dollar shall be deemed to have par value of one dollar per share.




               PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT




                             C T CORPORATION SYSTEM
                  ------------------------------------------
                             2 Oliver Street
                  ------------------------------------------
                             Boston, Massachusetts  02109
                  ------------------------------------------
                  Telephone: (617) 482-4420
                            --------------------------------

-------------
Examiner
                              The Commonwealth of Massachusetts
                       OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                              MICHAEL JOSEPH CONNOLLY, Secretary
                           ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                              NO. 04-3035323

                                     ARTICLES OF AMENDMENT

                           General Laws, Chapter 156B, Section 72

                    This certificate must be submitted to the Secretary of the
               Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section
               114. Make check, payable to the Commonwealth of Massachusetts.

                                        ---------------
               We, Peter M. Nomikos, President, and
                   Sandra L. Lambert, Clerk of

                   Photoelectron Corporation
               -----------------------------------------------------------------
                                     (Name of Corporation)

               located at 101 First Avenue, Waltham, MA 02254-9046
                          ------------------------------------------------------
-------------  do hereby certify that the following amendment to the articles
Name           of organization of the corporation was duly adopted* on May 17,
Approved       1991, by vote of

                  299,000    shares of   common stock   out of 299,000   shares
               -------------           ----------------        --------
                                       (Class of Stock)
               outstanding,

                             shares of                  out of          shares
               -------------           ----------------        --------
                                       (Class of Stock)
               outstanding, and

                             shares of                  out of
               -------------           ----------------        ------------
                                       (Class of Stock)
               shares outstanding,

               being at least a majority of each class outstanding and entitled to vote thereon.

               CROSS OUT
               INAPPLICABLE
               CLAUSE

               *by written action of the stockholders in lieu of a meeting dated

 C   [_]       VOTED:  that the Corporation is hereby authorized to increase the
 P   [_]               number of authorized shares of Common Stock from 300,000
 M   [_]               to 6,000,000, and that the Corporation is authorized to
R.A. [_]               file Articles of Amendment to its Articles of
                       Organization in order to effect such increase in the number of authorized shares of its Common Stock.

               /1/For amendments adopted pursuant to Chapter 156B, Section 70 /2/For amendments adopted pursuant to Chapter 156B, Section 71

------------   Note: If the space provided under any Amendment or item this form
P.C.           is insufficient, addition shall be set forth on separate
               8-1/2 x 11 sheets of paper leaving a left hand margin of at least
               1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

  --------------------------------------------------------------------------
                      NO PAR VALUE          WITH PAR VALUE           PAR
   KIND OF STOCK    NUMBER OF SHARES       NUMBER OF SHARES         VALUE
  --------------------------------------------------------------------------
   COMMON                                    300,000                $.01
  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------
   PREFERRED
  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------



CHANGE the total to:

  --------------------------------------------------------------------------
                      NO PAR VALUE          WITH PAR VALUE           PAR
    KIND OF STOCK   NUMBER OF SHARES       NUMBER OF SHARES         VALUE
  --------------------------------------------------------------------------
    COMMON                                   6,000,000              $.01
  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------
   PREFERRED
  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date nor more than thirty days after such filing, in which event the amendment will become effective on such later date.
IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21st day of May, in the year 1991.


     /s/ Peter M. Nomikos                                    President
     Peter M. Nomikos

     /s/ Sandra L. Lambert                                       Clerk
     Sandra L. Lambert

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)
                I hereby approve the within articles of amendment
              and, the filing fee in the amount of $5,700.00 having been paid, said articles are deemed to have been filed with me this 31st day of May , 1991.


                                        /s/ Michael J. Connolly

                                        MICHAEL JOSEPH CONNOLLY

                                           SECRETARY OF STATE







                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

                TO:
                  C T CORPORATION SYSTEM
                ................................................

                  2 Oliver Street
                ................................................

                  Boston, MA  02109
                ................................................

                             617  482-4420
                Telephone  .....................................

                                                Copy Mailed

                                   The Commonwealth of Massachusetts
-------------------
Examiner                   OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                                    MICHAEL J. CONNELLY, Secretary
                          ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                        ARTICLES OF AMENDMENT
                               General Laws, Chapter 156B, Section 72

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-3035323
                                                              -----------

                        We   Peter E. Oettinger             Vice President, and
                             William O. Flannery                          Clerk

                                      Photoelectron Corporation
                        ------------------------------------------------------
                                     (EXACT Name of Corporation)

                        located at:  400-1 Totten Pond Road, Waltham, MA  02154
                                  ---------------------------------------------
                                      (MASSACHUSETTS Address of Corporation)

                        do herby certify that these ARTICLES OF AMENDMENT
-------------------     affecting Articles NUMBERED
Name                                               ----------------------------
Approved                                      III and IV
                        -------------------------------------------------------
                              (Number those articles 1, 2, 3, 4, 5 and/or 6
                                           being amended hereby)

                        of the Articles of Organization were duly adopted* March 18, 1994, by vote of:
                        --------

                          4,500,677    shares of           Common Stock
                        -------------             -----------------------------
                                               (type, class & series (if any)
                           out of     4,500,677  shares outstanding,
                                    -------------

                                       shares of
                        -------------             ------------------------------
                                                  (type, class & series (if any)

                          out of                   shares outstanding, and
                                   -------------
                                       shares of
                        -------------             ------------------------------
                                                  (type, class & series (if any)

                          out of                   shares outstanding,
                                   -------------



                        CROSS OUT      being at least a majority of each type,
                        INAPPLI-       class or series outstanding and entitled
                        CABLE          to vote thereon:
                        CLAUSE





                        * by written consent of the stockholders in lieu of a
 C   [_]                  meeting dated
 P   [_]                /1/ For amendments adopted pursuant to Chapter 156B,
 M   [_]                    Section 70.
R.A. [_]                /2/ For amendments adopted pursuant to Chapter 156B,
                            Section 71.


                        Note: If the space provided under any Amendment or item
                        on this form is insufficient, additions shall be set
                        forth on separate 8 1/2 x 11 sheets of paper leaving a
                        left-hand margin of at least 1 inch for binding.
                        Additions to more than one Amendment may be continued on
        7               a single sheet so long as each Amendment requiring each
----------------        such addition is clearly indicated.
P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

   WITHOUT PAR VALUE STOCKS                            WITH PAR VALUE STOCKS

----------------------------------   -------------------------------------------
     TYPE         NUMBER OF SHARES        TYPE       NUMBER OF SHARES  PAR VALUE
----------------------------------   -------------------------------------------
 COMMON:                                COMMON:         6,000,000       $.01
 ..................................   ..........................................

 ..................................   ..........................................

----------------------------------   -------------------------------------------
 PREFERRED:                             PREFERRED:
 ..................................   ..........................................

 ..................................   ..........................................
----------------------------------   -------------------------------------------

CHANGE  the total authorized to:

   WITHOUT PAR VALUE STOCKS                            WITH PAR VALUE STOCKS

----------------------------------   -------------------------------------------
     TYPE         NUMBER OF SHARES        TYPE       NUMBER OF SHARES  PAR VALUE
----------------------------------   -------------------------------------------
 COMMON:                                COMMON:        15,000,000       $.01
 ..................................   ..........................................

 ..................................   ..........................................

----------------------------------   -------------------------------------------
 PREFERRED:                             PREFERRED:      5,000,000       $.01
 ..................................   ..........................................

 ..................................   ..........................................
----------------------------------   -------------------------------------------

                                See Attachment

                    ATTACHMENT TO ARTICLES OF AMENDMENT OF

                           PHOTOELECTRON CORPORATION

                             DATED MARCH 28, 1994

VOTED, that Articles III and IV of the Articles of Organization of the Corporation be amended to read in their entirety as follows:

                "III. The total number of shares which the Corporation is authorized to issue is 20,000,000 shares, 15,000,000 of which are classified and designated as Common Stock, $.01 par value per share, and 5,000,000 of which are designated as Preferred Stock, $.01 par value per share.

                IV. A description of the voting, dividend, liquidation and conversion rights of the different classes of the Corporation's stock is set forth below:

                      A.  Common Stock.
                          -------------

                          1.  General.  The dividend and liquidation rights of
                              --------
                          the holders of Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock or any series thereof as may be designated by the Board of Directors.

                          2.  Voting.  The holders of the Common Stock are
                              -------
                          entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

                          3.  Dividends.  Dividends may be declared and paid on
                              ----------
                          the Common Stock from the funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

                      B.  Preferred Stock.
                          ---------------

                          1. The Preferred Stock may consist of one or more series. The Board of Directors may, from time to time, establish and designate the different series and designate variations in the relative rights and preferences between the different series as provided below, but in all other respects all shares of the Preferred Stock shall be identical. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock until designated by the Board of Directors as being a part of a series previously established or a new series then being established by the Board of Directors.

                          2. Subject to the provisions hereof, and to any specific rights and preferences of any series of Preferred Stock established as provided herein, the Board of Directors is authorized to establish one or more series of Preferred Stock and, to the extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts, to fix and determine the preferences, voting powers, qualifications and special or relative rights or privileges of each series including, but not limited to:

                              (a)  the number of shares to constitute such
                                   series and the distinguishing designation thereof;

                              (b)  the dividend rate on the shares of such
                                   series and the preferences, if any, and the special and relative rights of such shares of such series as to dividends;

                              (c) whether or not the shares of such series shall be redeemable, and, the price, terms and manner of redemption;

                              (d) the preferences, if any, and the special and relative rights of the shares of such series upon liquidation of the Corporation;

                              (e) whether or not the shares of such series shall be convertible into shares of any other class or of any other series of the same or any other class of stock of the Corporation and, if so, the conversion price or ratio and other conversion rights;

                              (f) the conditions under which the shares of such series shall have separate voting rights or no voting rights; and

                              (g) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts.

                      Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time authorize the issuance of additonal shares of the same series."

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE Upon
                                                                      ---------
Filing
----------


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 28th day of March, in the year 1994.

      /s/ Peter E. Oettinger                                    Vice President
---------------------------------------------------------------
          Peter E. Oettinger

      /s/ William O. Flannery                                   Clerk
---------------------------------------------------------------
          William O. Flannery

                       THE COMMONWEALTH OF MASSACHUSETTS



                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

              ===================================================


                 I hereby approve the within articles of
              amendment and, the filing fee in the amount of $14,100 having been paid, said articles are deemed to have been filed with me this 31st day of March 1994.



                          /s/ Michael Joseph Connolly


                              MICHAEL J. CONNOLLY
                              Secretary of State







TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:




                          William O. Flannery, Clerk
              ---------------------------------------------------
                           Photoelectron Corporation
              ---------------------------------------------------
                             c/o 722 Grove Street
              ---------------------------------------------------
                             Framinghan, MA  01701
              ---------------------------------------------------
                           Telephone:  508-877-0889
              ---------------------------------------------------

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON MASS. 02108
                                                        FEDERAL IDENTIFICATION
                                                        NO. 04-3035323
                                                           -------------------
                 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                         A SERIES OF A CLASS OF STOCK

                    General Laws, Chapter 156B, Section 26



                                 ------------


      We,       Peter E. Oettinger                      Vice President, and
                William O. Flannery                     , Clerk of


                Photoelectron Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)
located at      400-1 Totten Pond Road, Waltham, MA 02154
          ----------------------------------------------------------------------
do hereby certify that at a meeting of the directors of the corporation held on March 18, 1994, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

                       See Continuation Sheets 2A - 2 C


NOTE: Notes for which the space provided is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" x 11".
                                                                   =============
      Only one side should be used.

                                ATTACHMENT 2-A

                           PHOTOELECTRON CORPORATION

VOTED: That Articles 3 and 4 of the Articles of Organization of the Corporation be amended so that, as amended, said Articles 3 and 4 shall be and read as set forth in the Articles of Amendment presented to this meeting (and inserted in the corporation's minute book after the minutes hereof) and that such Articles of Amendment be recommended to the stockholders for approval as being advisable and in the best interest of the Corporation.

VOTED: That, subject to stockholder approval of the Articles of Amendment approved in the foregoing resolution, the officers of the Corporation, be, and each of them hereby is, authorized and empowered to file the Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts.

VOTED: That, subject to stockholder approval of the Articles of Amendment, and pursuant to the authority conferred by Article 4 of the Corporation's Articles of Organization, 2,564,010 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as the "Series A Convertible Preferred Stock" of the Corporation.

VOTED: That the voting powers, preferences and relative participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series A Convertible Preferred Stock described in the foregoing resolution shall be as set forth in the document presented to this meeting (and inserted in the Corporation's minute book after the minutes hereof).
1293/1

                                ATTACHMENT 2-B

                           PHOTOELECTRON CORPORATION

                  SERIES A CONVERTIBLE PREFERRED STOCK TERMS

        Dividend Rights:  The holders of the Series A Convertible Preferred
        ---------------
Stock ("Series A Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors.

        Liquidation Preference:  In the event of the liquidation or winding up
        ----------------------
of the Company, the holders of Series A Preferred, in preference to the holders of Common Stock, will be entitled to receive an amount equal to $1.50 per share of Series A Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred and the Common Stock on an as converted basis.

        Conversion:  Each holder of the Series A Preferred will have the right
        -----------
to convert the Series A Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series A Preferred to be converted by the Series A conversion rate then in effect. The Series A conversion rate shall be the quotient obtained by dividing $1.50 by the Series A conversion value then in effect. The Series A conversion value shall initially by $1.50 and shall be subject to adjustment as provided in the section entitled "Antidilution," below.

        Voting Rights:  Except as otherwise required by law, the holders of the
        -------------
Series A Preferred shall vote together with all other classes and series of stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series A Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series A Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

        Antidilution:  The Series A conversion value is subject to adjustment
        ------------
if, after the original issuance date of the Series A Preferred, (a) the Company sells any shares of Common Stock at a price less that the Series A conversion value in effect immediately prior to the sale of such Common Stock or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the Series A conversion value

                                ATTACHMENT 2-C

in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the Series A conversion value in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Series A conversion value by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such Series A conversion value and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event plus the number of additional shares of Common Stock so issued in connection with such Dilutive Event, provided that the Series A conversion value shall not be reduced at any time to an amount less than $.01.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 5th day of August in the year 1994


/s/ Peter E. Oettinger
-------------------------------------------------------------, Vice President

/s/ William O. Flannery
-------------------------------------------------------------, Clerk

                                        473198






                       THE COMMONWEALTH OF MASSACHUSETTS


                 Certificate of Vote of Directors Establishing

                         A Series of a Class of Stock

                   (General Laws, Chapter 156B, Section 26)

                I hereby approve the within certificate and, the
              filing fee in the amount of $100 having been paid, said certificate is hereby filed this 10th day of August, 1994.


                                        /s/ Michael J. Connolly

                                        MICHAEL JOSEPH CONNOLLY

                                           SECRETARY OF STATE







                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

                TO:
                                Jeanne deKoning
                                Goulston & Storrs, P.C.
                ................................................

                                400 Atlantic Avenue
                ................................................

                                Boston, MA  02110-3333
                ................................................

                                (617) 482-1776
                Telephone  .....................................

                                                Copy Mailed

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON MASS. 02108
                                                        FEDERAL IDENTIFICATION
                                                        NO. 04-3035323
                                                           -------------------
                 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                         A SERIES OF A CLASS OF STOCK

                    General Laws, Chapter 156B, Section 26



                                 ------------


      We,       Peter E. Oettinger                      Vice President, and
                William O. Flannery                     , Clerk of


                Photoelectron Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)
located at      400-1 Totten Pond Road, Waltham, MA 02154
          ----------------------------------------------------------------------
do hereby certify that at a meeting of the directors of the corporation held on March 18, 1994, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

                       See Continuation Sheets 2A - 2 C


NOTE: Notes for which the space provided is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a lefthand margin 1 inch wide for binding and shall be 8 1/2" x 11".
                                                                  =============
      Only one side should be used.

                                ATTACHMENT 2-A

                           PHOTOELECTRON CORPORATION


VOTED: That Articles 3 and 4 of the Articles of Organization of the Corporation be amended so that, as amended, said Articles 3 and 4 shall be and read as set forth in the Articles of Amendment presented to this meeting (and inserted in the corporation's minute book after the minutes hereof) and that such Articles of Amendment be recommended to the stockholders for approval as being advisable and in the best interest of the Corporation.

VOTED: That, subject to stockholder approval of the Articles of Amendment approved in the foregoing resolution, the officers of the Corporation, be, and each of them hereby is, authorized and empowered to file the Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts.

VOTED: That, subject to stockholder approval of the Articles of Amendment, and pursuant to the authority conferred by Article 4 of the Corporation's Articles of Organization, 1,000,000 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as the "Series B Convertible Preferred Stock" of the Corporation.

VOTED: That the voting powers, preferences and relative participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series B Convertible Preferred Stock shall be as set forth in the document presented to this meeting (and inserted in the corporation's minute book after the minutes hereof.)

                                ATTACHMENT 2-B

                           PHOTOELECTRON CORPORATION

                  SERIES B CONVERTIBLE PREFERRED STOCK TERMS

        Dividend Rights:  The holders of the Series B Convertible Preferred
        ---------------
Stock ("Series B Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors, pari passu with the holders of the
                                       ----------
Series A Preferred.

        Liquidation Preference:  In the event of the liquidation or winding up
        ----------------------
of the Company, after payment by the Company to the holders of its Series A Convertible Preferred Stock of the liquidation preference to which such holders are entitled, but in preference to the holders of the Company's Common Stock, the holders of the Series B Preferred will be entitled to receive an amount equal to $4.00 per share of Series B Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred, the Series B Preferred and the Common Stock on an as converted basis.

        Conversion:  The holders of the Series B Preferred will have the right
        -----------
to convert the Series B Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series B Preferred to be converted by the Series B conversion rate then in effect. The Series B conversion Rate shall be the quotient obtained by dividing $4.00 by the Series B conversion value then in effect. The Series B conversion value shall initially by $4.00 and shall be subject to adjustment as provided in the section entitled "Antidilution," below. The Series B Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series B Preferred, in the event of an initial public offering by the Company of shares of its Common Stock involving gross proceeds of not less then $5,000,000 and a price per share of Common Stock of not less than $5.00.

        Voting Rights:  Except as otherwise required by law, the holders of the
        -------------
Series B Preferred shall vote together with all other classes and series of stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series B Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series B Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

                                ATTACHMENT 2-C

     Antidilution:  The Series B conversion value is subject to adjustment if
     ------------
after the original issuance date of the Series B Preferred, (a) the Company sells any shares of Common Stock at a price less that the Series B conversion value in effect immediately prior to the sale of such Common Stock or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the Series B conversion value in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the Series B conversion value in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Series B conversion value by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such Series B conversion value and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event plus the number of additional shares of Common Stock so issued in connection with such Dilutive Event, provided that the Series B conversion value shall not be reduced at any time to an amount less than $.01.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 5th day of August in the year 1994


/s/ Peter E. Oettinger
-------------------------------------------------------------, Vice President

/s/ William O. Flannery
-------------------------------------------------------------, Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS


                 Certificate of Vote of Directors Establishing

                         A Series of a Class of Stock

                   (General Laws, Chapter 156B, Section 26)

                I hereby approve the within certificate and, the
              filing fee in the amount of $100 having been paid, said certificate is hereby filed this 10th day of August, 1994.


                                        /s/ Michael J. Connolly

                                        MICHAEL JOSEPH CONNOLLY

                                           SECRETARY OF STATE







                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

                TO:
                                Jeanne deKoning
                                Goulston & Storrs, P.C.
                ................................................

                                400 Atlantic Avenue
                ................................................

                                Boston, MA  02110-3333
                ................................................

                                (617) 482-1776
                Telephone  .....................................

                                                Copy Mailed

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON MASS. 02108
                                                        FEDERAL IDENTIFICATION
                                                        NO. 04-3035323
                                                           -------------------
                 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                         A SERIES OF A CLASS OF STOCK

                    General Laws, Chapter 156B, Section 26



                                 ------------


      We,       Peter E. Oettinger                      Vice President, and
                William O. Flannery                     , Clerk of


                Photoelectron Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)
located at      400-1 Totten Pond Road, Waltham, MA 02154
          ----------------------------------------------------------------------
do hereby certify that by unanimous written consent of the directors of the corporation dated July 5, 1994, the following vote establishing and
                  ------------
designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

                       See Continuation Sheets 2A - 2 C


NOTE: Votes for which the space provided is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be
       8 1/2" x 11".
       =============

       Only one side should be used.

                                ATTACHMENT 2-A


VOTED: That, pursuant to the authority conferred by Article 4 of the Corporation's Articles of Organization, an additional 500,000 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as Series B convertible Preferred Stock, so that the total amount of Series B Convertible Preferred Stock of the Corporation authorized to date shall equal 1,500,000 shares.

VOTED: That the voting powers, preferences and relative participation, optional or other rights, and the qualifications, limitations and restrictions relating to such additional 500,000 shares of Series B Convertible Preferred Stock be identical to those of the Series B Convertible Preferred Stock previously authorized by the Corporation's directors.

                                ATTACHMENT 2-B

                           PHOTOELECTRON CORPORATION

                  SERIES B CONVERTIBLE PREFERRED STOCK TERMS

        Dividend Rights:  The holders of the Series B Convertible Preferred
        ---------------
Stock ("Series B Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors, pari passu with the holders of the
                                       ----------
Series A Preferred.

        Liquidation Preference:  In the event of the liquidation or winding up
        ----------------------
of the Company, after payment by the Company to the holders of its Series A Convertible Preferred Stock of the liquidation preference to which such holders are entitled, but in preference to the holders of the Company's Common Stock, the holders of the Series B Preferred will be entitled to receive an amount equal to $4.00 per share of Series B Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred, the Series B Preferred and the Common Stock on an as converted basis.

        Conversion:  The holders of the Series B Preferred will have the right
        -----------
to convert the Series B Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series B Preferred to be converted by the Series B conversion rate then in effect. The Series B conversion Rate shall be the quotient obtained by dividing $4.00 by the Series B conversion value then in effect. The Series B conversion value shall initially by $4.00 and shall be subject to adjustment as provided in the section entitled "Antidilution," below. The Series B Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series B Preferred, in the event of an initial public offering by the Company of shares of its Common Stock involving gross proceeds of not less then $5,000,000 and a price per share of Common Stock of not less than $5.00.

        Voting Rights:  Except as otherwise required by law, the holders of the
        -------------
Series B Preferred shall vote together with all other classes and series of stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series B Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series B Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

                                ATTACHMENT 2-C

     Antidilution:  The Series B conversion value is subject to adjustment if
     ------------
after the original issuance date of the Series B Preferred, (a) the Company sells any shares of Common Stock at a price less that the Series B conversion value in effect immediately prior to the sale of such Common Stock or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the Series B conversion value in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the Series B conversion value in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Series B conversion value by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such Series B conversion value and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event plus the number of additional shares of Common Stock so issued in connection with such Dilutive Event, provided that the Series B conversion value shall not be reduced at any time to an amount less than $.01.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 5th day of August in the year 1994

/s/ Peter E. Oettinger
-------------------------------------------------------------, Vice President

/s/ William O. Flannery
-------------------------------------------------------------, Clerk

                                                473200

                       THE COMMONWEALTH OF MASSACHUSETTS


                 Certificate of Vote of Directors Establishing

                         A Series of a Class of Stock

                   (General Laws, Chapter 156B, Section 26)

                I hereby approve the within certificate and, the
              filing fee in the amount of $100 having been paid, said certificate is hereby filed this 10th day of AUGUST 1994.


                                        /s/ Michael J. Connolly

                                        MICHAEL JOSEPH CONNOLLY

                                           SECRETARY OF STATE


                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

                TO:
                                Jeanne deKoning
                                Goulston & Storrs, P.C.
                ................................................

                                400 Atlantic Avenue
                ................................................

                                Boston, MA  02110-3333
                ................................................

                                (617) 482-1776
                Telephone  .....................................

                                                Copy Mailed

                                                     FEDERAL IDENTIFICATION
                                                     NO. 04-3035323
[Initials
 Appear
 Here]                              The Commonwealth of Massachusetts
-------------                            William Francis Galvin
Examiner
                                      Secretary of the Commonwealth
                          One Ashburton Place, Boston, Massachusetts 02108-1512


                                         ARTICLES OF AMENDMENT
                                (General Laws, Chapter 156B, Section 72)

/s/ P D
-------------
Name
Approved

               We,     Peter E. Oettinger, Vice President,
                  ------------------------------------------------------------

               and     William O. Flannery, *Clerk
                   ------------------------------------------------------------

               of      Photoelectron Corporation
                   ------------------------------------------------------------
                                (Exact name of corporation)

               located at:     400-1 Totten Pond Road, Waltham, MA  02154
                           ----------------------------------------------------
                              (Street address of corporation in Massachusetts)

               certify that these Articles of Amendment affecting articles numbered:

                                               III
               ----------------------------------------------------------------
                  (Number those articles 1,2,3,4,5, and/or 6 being amended)


               Of the Articles of Organization were duly adopted at a meeting held on  August 1, 1995  , by vote of:
                        ---------  -----


               1,861,000 shares of         Common Stock           of 2,211,900
               ---------           ------------------------------    ---------
                                   (type, class & series, if any)
               shares outstanding,

               2,899,507 shares of       Preferred Stock          of 3,564,010
               ---------           ------------------------------    ---------
                                   (type, class & series, if any)
               shares outstanding, and

                         shares of                                of
               ---------           ------------------------------    ---------
                                   (type, class & series, if any)
               shares outstanding,

  C   [_]      /1/**being at least a majority of each type, class or series
  P   [_]      outstanding and entitled to vote thereon:
  M   [_]
 R.A. [_]





               *Delete the inapplicable word. **Delete the inapplicable clause.
               /1/For amendments adopted pursuant to Chapter 156B, Section 70.
               /2/For amendments adopted pursuant to Chapter 156B, Section 71.
               Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate, 8 1/2 X11 sheets of paper with a left margin of at least 1 inch. Additions to more that one article may be
  /s/ S        made on a single sheet so long as each article requiring each
-------------  addition is clearly indicated.
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

--------------------------------------------------------------------------------
     TYPE         NUMBER OF SHARES        TYPE       NUMBER OF SHARES  PAR VALUE
--------------------------------------------------------------------------------
 COMMON:                                COMMON:        15,000,000       $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PREFERRED:                             PREFERRED:      5,000,000       $.01
--------------------------------------------------------------------------------
                                                    (2,564,010 Shares Series A)
                                                    (1,500,000 Shares Series B)
--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

--------------------------------------------------------------------------------
     TYPE         NUMBER OF SHARES        TYPE       NUMBER OF SHARES  PAR VALUE
--------------------------------------------------------------------------------
 COMMON:                                COMMON:        15,000,000       $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PREFERRED:                             PREFERRED:      7,500,000       $.01
--------------------------------------------------------------------------------
                                                    (2,564,010 Shares Series A)
                                                    (1,500,000 Shares Series B)
--------------------------------------------------------------------------------




                                SEE ATTACHMENT

                      ATTACHMENT TO ARTICLES OF AMENDMENT

                           PHOTOELECTRON CORPORATION

                            DATED FEBRUARY 1, 1996


VOTED, that Article III of the Articles of Organization of the Corporation be amended to read in its entirety as follows:

           "III. The total number of shares which the Corporation is authorized to issue is 22,500,000 shares, 15,000,000 of which are classified and designated as Common Stock, $.01 par value per share, and 7,500,000 of which are designated as Preferred Stock, $.01 par value per share."

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section
6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: N/A.


SIGNED UNDER THE PENALTIES OF PERJURY, this 1st day of February, 1996,


  /s/ Peter E. Oettinger                                   , *Vice President,
-----------------------------------------------------------
  Peter E. Oettinger


  /s/ William O. Flannery                                  , *Clerk
-----------------------------------------------------------
  William O. Flannery

*Delete the inapplicable words.

         RECEIVED                     THE COMMONWEALTH OF MASSACHUSETTS
        FEB 07 1996
SECRETARY OF THE COMMONWEALTH               ARTICLES OF AMENDMENT
    CORPORATIONS DIVISION         (General Laws, Chapter 156B, Section 72)


          ==========================================================

          I hereby approve the within Articles of Amendment and, the filing fee in the amount of $ 2,500 having been paid, said articles are deemed to have been filed with me this 8th day of February, 1996.



          Effective date:
                         -------------------------------------------






                          /s/ William Francis Galvin
                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth








                        TO BE FILLED IN BY CORPORATION
                     Photocopy of document to be sent to:



                 William O. Flannery, Clerk
          ----------------------------------------------------------
                 Photoelectron Corporation
          ----------------------------------------------------------
                 c/o 722 Grove Street, Framington, MA 01701
          ----------------------------------------------------------

                                                        FEDERAL IDENTIFICATION
                                                        NO. 04-3035323
FORM CD-26-5M-8-83                                          -----------

                             The Commonwealth of Massachusetts
----------
Examiner                           William Francis Galvin
                                Secretary of the Commonwealth




                          ONE ASHBURTON PLACE, BOSTON, MASS. 02108





                        CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                                A SERIES OF A CLASS OF STOCK

                           General Laws, Chapter 156B, Section 26


                                         ----------

               We,     Peter E. Oettinger                     Vice President and

                       William O. Flannery                                Clerk


                              Photoelectron Corporation
          --------------------------------------------------------------------
                                (Name of Corporation)

          located at 400-1 Totten Pond Road, Waltham, Massachusetts 02154
                     -----------------------------------------------------
          do hereby certify that * on June 29
--------                             -----------,
Name      1995, the following vote establishing and designating a series of a
Approved class of stock and determining the relative rights and preferences thereof was duly adopted.

                             See Continuation Sheets 2A-2C


 C   [_]  * by unanimous written consent of the directors of the Corporation
 P   [_]    dated as of
 M   [_]  NOTE:   Notes for which the space provided above is not sufficient
R.A. [_]          should be set out on continuation sheets to be numbered 2A,
                  2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8-1/2" x 11". Only one side
                                                     ===========
                  should be used.
   6
--------
P.C.

                                ATTACHMENT 2-A

                           PHOTOELECTRON CORPORATION





VOTED,
                             pursuant to the authority conferred by Article 4 of
                the Corporation's Articles of Organization, 2,222,222 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as the "Series C Convertible Preferred Stock" of the Corporation.

VOTED, That the voting powers, preferences and relative participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series C Convertible Preferred Stock shall be as set forth in the Certificate of Vote of Directors Establishing a Series of a Class of Stock attached hereto as Attachment 2-B and 2-C.

                                ATTACHMENT 2-B

                           PHOTOELECTRON CORPORATION

                  SERIES C CONVERTIBLE PREFERRED STOCK TERMS


     Dividend Rights:  The holders of the Series C Convertible Preferred Stock
     ---------------
("Series C Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors.

     Liquidation Preference:  In the event of the liquidation or winding up of
     ----------------------
the Company, the holders of the Series C Preferred, after payment by the Corporation to the holders of its Series A Convertible Preferred Stock ("Series A Preferred") and its Series B Convertible Preferred Stock ("Series B Preferred") of the liquidation preference to which such holders are entitled, but in preference to the holders of the Corporation's Common Stock, will be entitled to receive an amount equal to $4.50 per share of Series C Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Common Stock and to holders of the Series A Preferred, the Series B Preferred and the Series C Preferred on an as converted basis.

     Conversion:  The holders of the Series C Preferred will have the right to
     ----------
convert the Series C Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series C Preferred to be converted by $4.50 and dividing the result by the conversion price of $4.50 per share or, in case an adjustment of such price has taken place as provided in the section entitled "Antidilution," below, at the conversion price in effect on the date such shares of Series C Preferred are surrendered for conversion. The Series C Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series C Preferred, in the event of an initial public offering by the Company of its Common Stock involving gross proceeds of not less than $5,000,000 and a price per share of Common Stock of not less than $5.00.

     Voting Rights:  Except as otherwise required by law, the holders of the
     -------------
Series C Preferred shall vote together with all other classes and series of Stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series C Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series C Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

     Antidilution:  The conversion price of the Series C Preferred is subject to
     ------------
adjustment if after the original issuance date of the Series C Preferred, (a) the Company sells any shares of Common Stock at a price less than the conversion price in effect immediately prior to the sale of such Common Stock (which con-version price shall initially be $4.50), or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or

                                ATTACHMENT 2-C


exchangeable for Common Stock at a price less than the conversion price in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the conversion price in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such conversion price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such conversion price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of additional shares of Common stock so issued in connection with such Dilutive Event, provided that the conversion price shall not be reduced at any time to an amount less than $.01.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 1st day of February in the year 1996


/s/ Peter E. Oettinger
-------------------------------------------------------------, Vice President
    Peter E. Oettinger

/s/ William O. Flannery
-------------------------------------------------------------, Clerk
    William O. Flannery

                       THE COMMONWEALTH OF MASSACHUSETTS


                 Certificate of Vote of Directors Establishing

                         A Series of a Class of Stock

                   (General Laws, Chapter 156B, Section 26)

               I hereby approve the within certificate and, the
            filing fee in the amount of $100.00 having been paid,
        said certificate is hereby filed this 8th day of February 1996.


                                   /s/ William Francis Galvin

                                       William Francis Galvin

                                       Secretary of the Commonwealth







                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF CERTIFICATE TO BE SENT

                TO:
                  William O. Flannery, Clerk
                ................................................

                  Photoelectron Corporation
                ................................................

                  c/o 722 Grove Street, Framingham, Massachusetts 01701
                ................................................

                             (508)  877-6521
                Telephone  .....................................

                                                Copy Mailed